                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2001



                           LEGENDS OF THE FAITH, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                  000-32273                     88-0419183
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


              2240 MERIDIAN BOULEVARD #B
                 MINDEN, NEVADA                                     89423
       (Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (775) 782-2506

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 20, 2001 and effective on such date, Freeman & Williams, LLP ("Freeman") resigned as the independent accountants for Legends of the Faith, Inc. (the "Company"). On September 20, 2001, the Company selected the accounting firm of Wrinkle, Gardner & Company, P.C. ("Wrinkle, Gardner") as the independent accountants for the Company to replace Freeman. The decision to engage Wrinkle, Gardner was approved by the Board of Directors of the Company.

Over the course of Freeman's engagement from October 1, 2000 through September 20, 2001, there were no disagreements between the Company and Freeman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of Freeman) would have caused Freeman to make reference in connection with their report to the subject matter of the disagreements. The accountants' reports on the financial statements of the Company for the period of inception (March 17, 1999) to the fiscal year ended January 31, 2000 and the fiscal year ended January 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except that the reports contained explanatory paragraphs describing the Company's going concern contingencies.

During the period of inception (March 17, 1999) to the fiscal year ended January 31, 2000 and the fiscal year ended January 31, 2001, the Company (or anyone on the Company's behalf) did not consult with Wrinkle, Gardner regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report nor oral advice was provided to the Company that the Company considered an important factor in reaching a decision as to an accounting, auditing or financial reporting issue.

The Company has requested Freeman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Freeman agrees with the above statements. A copy of this letter is attached to this current report on Form 8-K.

ITEM 7.    EXHIBITS.

     Exhibit No.           Description.
     -----------           -----------

     16.1                  Letter from Freeman & Williams, LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      LEGENDS OF THE FAITH, INC.


Date:  September 27, 2001             By: /s/ GENE JACKSON
                                          --------------------------------------
                                          Gene Jackson
                                          President, Secretary and Treasurer

                                  EXHIBIT INDEX

     Exhibit No.           Description.
     -----------           -----------

     16.1                  Letter from Freeman & Williams, LLP